UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2004 (October 13, 2004)

HCA INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction	001-11239 (Commission	75-2497104 (IRS Employer
of incorporation)	File Number)	Identification No.)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX

     This Amendment No. 1 to Current Report on Form 8-K is being filed to add new Exhibits 99.5 and 99.6 as follows:

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)

Exhibit
Number	Exhibit Title
99.1	Press Release dated October 13, 2004*
99.2	Press Release dated October 13, 2004*
99.3	$2.25 Billion Senior Credit Facilities Commitment Letter, dated October 12, 2004, by and among the Company, J.P. Morgan Securities Inc. and JPMorgan Chase Bank (filed as exhibit (b)(1) to the Schedule TO filed by the Company on October 13, 2004, and incorporated herein by reference).
99.4	$1.5 Billion Senior Credit Facility Commitment Letter, dated October 12, 2004, by and among the Company, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Arrangers, JPMorgan Chase Bank and Merrill Lynch Capital Corporation as Agents (filed as exhibit (b)(2) to the Schedule TO filed by the Company on October 13, 2004, and incorporated herein by reference).
99.5	Amendment Letter, dated as of October 21, 2004, to $2.25 Billion Senior Credit Facilities Commitment Letter, dated October 12, 2004, by and among the Company, J.P. Morgan Securities Inc. and JPMorgan Chase Bank (filed as exhibit (b)(5) to the Amendment No. 2 to Schedule TO filed by the Company on October 22, 2004 and incorporated herein by reference).
99.6	Amendment Letter, dated as of October 21, 2004, to $1.5 Billion Senior Credit Facility Commitment Letter, dated October 12, 2004, by and among the Company, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Arrangers, JPMorgan Chase Bank and Merrill Lynch Capital Corporation as Agents (filed as exhibit (b)(6) to the Amendment No. 2 to Schedule TO filed by the Company on October 22, 2004 and incorporated herein by reference).

* Attached to Current Report on Form 8-K dated October 13, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ R. MILTON JOHNSON

R. Milton Johnson Executive Vice President and Chief Financial Officer

DATED: October 22, 2004

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EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release dated October 13, 2004*
99.2	Press Release dated October 13, 2004*
99.3	$2.25 Billion Senior Credit Facilities Commitment Letter, dated October 12, 2004, by and among the Company, J.P. Morgan Securities Inc. and JPMorgan Chase Bank (filed as exhibit (b)(1) to the Schedule TO filed by the Company on October 13, 2004, and incorporated herein by reference).
99.4	$1.5 Billion Senior Credit Facility Commitment Letter, dated October 12, 2004, by and among the Company, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Arrangers, JPMorgan Chase Bank and Merrill Lynch Capital Corporation as Agents (filed as exhibit (b)(2) to the Schedule TO filed by the Company on October 13, 2004, and incorporated herein by reference).
99.5	Amendment Letter, dated as of October 21, 2004, to $2.25 Billion Senior Credit Facilities Commitment Letter, dated October 12, 2004, by and among the Company, J.P. Morgan Securities Inc. and JPMorgan Chase Bank (filed as exhibit (b)(5) to the Amendment No. 2 to Schedule TO filed by the Company on October 22, 2004 and incorporated herein by reference).
99.6	Amendment Letter, dated as of October 21, 2004, to $1.5 Billion Senior Credit Facility Commitment Letter, dated October 12, 2004, by and among the Company, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Arrangers, JPMorgan Chase Bank and Merrill Lynch Capital Corporation as Agents (filed as exhibit (b)(6) to the Amendment No. 2 to Schedule TO filed by the Company on October 22, 2004 and incorporated herein by reference).

* Attached to Current Report on Form 8-K dated October 13, 2004.